# Lease Agreement

Contract No.: FSFDC-HT-2024-007

Party A: Xiamen Fengsheng Real Estate Agency Co., Ltd.
Address: Room 706, No. 611 Sishui Road, Huli District, Xiamen
Party B: Xiamen Star Fashion Culture Media Co., Ltd.
Address: Room 1203, No. 611 Sishui Road, Huli District, Xiamen
Contact Number:

The premises located at Room 1203, No. 611 Sishui Road, Huli District, Xiamen are owned by Green Fortune (Xiamen) Investment Co., Ltd. and are hereby authorized to Xiamen Fengsheng Real Estate Agency Co., Ltd. for leasing management. The parties hereby enter into this lease agreement regarding the aforementioned property under the following terms and conditions, for mutual compliance.

Article 1: Leased Premises and Purpose of Lease

1.1 Party A leases the premises at Room 1203, No. 611 Sishui Road, Huli District, Xiamen (the "Premises") to Party B. The gross floor area is 33 square meters. Party B acknowledges the current condition, ownership, property management, and facilities of the Premises and agrees to lease it as-is.

1.2 The lease term is 1 year, from May 1, 2024, to April 30, 2025.

1.3 The Premises’ location is marked in red in Attachment 3: Floor Plan.

1.4 The Premises shall be used solely for office purposes unless otherwise agreed in writing by Party A.

Article 2: Rent, Fees, and Payment

2.1 Rent is calculated as follows:

Rent Rate: RMB 60 per square meter/month.

Payment Method: Quarterly prepayment. The first quarter’s rent (May 1, 2024 – July 31, 2024) is RMB 5,940 (in words: Five Thousand Nine Hundred Forty Yuan). Subsequent payments are due 10 days before the end of each quarter (see Attachment 1: Schedule of Rent Payments).

2.2 Party A shall issue rent invoices upon full payment. Any changes to the payee must be notified in writing.

2.3 Party A’s Bank Account:

Account Name: Xiamen Fengsheng Real Estate Agency Co., Ltd.
Bank: China Construction Bank, Xiamen Free Trade Zone Airport Sub-branch
Account No.: 35101570201052513028

2.4 Security Deposit:

Party B shall pay a security deposit of RMB 1,980 (in words: One Thousand Nine Hundred Eighty Yuan), equivalent to one month’s rent. The deposit will be refunded without interest within 7 days after lease termination if no breach occurs. Party A may deduct compensation for losses from the deposit.

2.5 Party B shall bear all utility fees (water, electricity, etc.) related to the Premises.

Article 3: Use and Renovation of Premises

3.1 Delivery of Premises

Party A shall deliver the Premises to Party B on or before the lease commencement date. Party B shall promptly complete the handover procedures. Failure to do so permits Party A to deem the lease commencement date as the delivery date. If Party B fails to pay the first installment of rent and the security deposit in full, Party A may delay delivery, but Party B shall still pay rent from the lease commencement date. Delays in delivery due to government inspection issues shall extend the delivery date and lease term accordingly. Party B waives any right to claim compensation or terminate the contract under such circumstances.

3.2 Fire Safety Approval

Party B must obtain written fire safety approval from Xiamen Fire Department and secure Party A's written consent before commencing renovations. Unauthorized renovations without permits shall render Party B fully liable, and Party A may terminate the contract and demand restoration of the Premises.

3.3 Renovation Plans

Party B shall submit detailed renovation plans (including design drawings, material specifications, floor plans, power and weak current distribution diagrams, etc.) to Party A. Renovations must strictly follow approved plans and comply with property management rules. Party B bears full responsibility for the legality, safety, and consequences of renovations. Approval by Party A or its property manager does not imply liability for disputes or damages arising from the renovations.

3.4 Third-Party Liability

Party B shall indemnify Party A against all claims for personal injury or property damage caused by inadequate safety measures during renovations.

3.5 Compliance with Management Rules

Party B, its employees, and visitors shall comply with Party A's and the property manager's regulations during the lease term.

3.6 Commercial Activities

Any commercial promotions outside the leased area within Jinlv Plaza require Party A's prior written consent and payment of fees determined by Party A or its property manager. Unauthorized activities entitle Party A to confiscate proceeds, claim damages, and terminate the contract.

3.7 Maintenance Obligations

Party B shall promptly repair or compensate for damages to the Premises caused by misuse. Party A may conduct repairs at Party B's expense if Party B refuses.

3.8 Subleasing Restrictions

Party B shall not sublease or permit third parties unrelated to this contract to occupy the Premises.

3.9 Name Change

Party B must notify Party A in writing of its first name change. Subsequent changes incur a RMB 2,000 fee. Validity requires official business registration proof.

3.10 Emergency Access

Party A may forcibly enter the Premises without notice during emergencies (e.g., fire). Party A is not liable for damages unless gross negligence is proven.

3.11 Security Incidents
Party B bears full liability for explosions, theft, structural alterations, or other incidents causing third-party harm or property loss after delivery.
3.12 Shared Facilities
Party B may use Jinlv Plaza’s public areas (e.g., elevators, restrooms) equally with other tenants, subject to reasonable temporary restrictions by Party A.
3.13 Renewal Priority
Party B must submit a written renewal request 60 days before lease expiration to exercise its priority right under equivalent terms.
3.14 Transfer of Ownership
Party A may transfer the Premises with this lease agreement. Party B waives its preemptive right to purchase.
3.15 Exemption of Liability
Party A is exempt from liability for:
(1) Party B’s illegal operations;
(2) Damage to the Premises caused by Party B;
(3) Third-party infringement;
(4) Interruptions in public utilities (power, water, etc.);
(5) Government-mandated fire drills or inspections;
(6) Emergency measures to maintain order;
(7) Events beyond Party A’s control.
3.16 Noise and Waste Management
Party B shall prevent disruptive noise, odors, or interference. Waste must be stored in designated bins and disposed of at Party B’s expense or through Party A’s designated contractor.
3.17 Prohibited Activities
Party B shall not allow activities that harm public safety, other tenants’ rights, or Party A’s reputation.
3.18 Residential Use Prohibition
The Premises shall not be used for residential purposes. Cooking is prohibited except for microwave use.
3.19 Maintenance and Safety
Party B shall maintain the Premises in good condition, including periodic repairs and decorations at its own cost. Party B is solely liable for injuries, property damage, or accidents (e.g., equipment collapse, electrical faults) caused by poor maintenance or renovation defects.
3.20 Disposal of Debris
Party A may remove and dispose of Party B’s leftover debris outside the Premises without notice. Party B shall reimburse all related costs.

Article 4: Termination and Termination Procedures
4.1 This Agreement shall terminate automatically upon the expiration of the lease term.
4.2 If Party A delays delivery of the Premises by more than 15 days, it shall constitute a breach, and Party B shall have the right to unilaterally terminate this Agreement.
4.3 Party A may unilaterally terminate this Agreement under the following circumstances:
(1) Party B fails to pay rent for more than 15 days;

(2) Party B alters the main or load-bearing structure of the Premises or conducts expansions without Party A's written consent, and fails to rectify such actions within 7 days after receiving Party A's notice;
(3) Party B changes the business scope or purpose of the Premises without Party A's written consent;
(4) Party B or its employees engage in illegal or criminal activities within the Premises;
(5) Party B subleases, transfers, or lends the Premises (in whole or in part) to third parties without authorization.
4.4 Upon termination due to lease expiration or Party B's breach, Party B shall vacate and return the Premises to Party A within 7 days. If Party B fails to do so, Party A may:
(1) Charge Party B double the prevailing rent rate;
(2) Reclaim the Premises and dispose of any remaining items as waste, with disposal costs borne by Party B. Party A may also confiscate the security deposit.
4.5 Upon termination, Party B shall return the Premises as follows:
(1) Office Use:
Party B shall restore the Premises to their original condition at its own expense unless Party A waives this requirement in writing. The restoration standard shall match the Premises' condition at initial delivery, including:
Proper functioning of power and weak current systems;
Intact flooring, walls, ceilings, and lighting fixtures;
Functional doors, partitions, locks, and equipment;
Removal of all debris and worthless items.
(2) Retail Use:
Party B shall maintain the Premises' existing structure and ensure compliance with the above functional standards.
4.6 If the Agreement is terminated due to Party B's breach, the security deposit and prepaid rent shall be forfeited.

Article 5: Liability for Breach
5.1 If Party B fails to pay rent or fees on time, it shall pay Party A a late payment penalty of 0.05% of the overdue amount per day. If Party B's default exceeds 15 days, in addition to the penalty, Party A may terminate this Agreement unilaterally via written notice, reclaim the Premises, and forfeit the security deposit.
5.2 If Party A delays delivery of the Premises by more than 30 days, Party B may terminate the Agreement and claim double the security deposit. Delays caused by Party B or force majeure events shall not constitute a breach by Party A.
5.3 The breaching party shall compensate the non-breaching party for:
Liquidated damages and actual losses as stipulated herein;
Costs incurred to enforce rights, including but not limited to arbitration fees, notarization fees, litigation preservation fees, legal fees, travel expenses, and appraisal costs.

Article 6: Anti-Corruption Clause

6.1 Compliance Principles

Both parties shall adhere to the principles of voluntariness, fairness, equivalent compensation, good faith, transparency, and integrity in all business interactions. During the execution of this Agreement, neither party shall seek or accept improper benefits that harm national, collective, or corporate interests, except as permitted by law or explicitly stated in this Agreement.

6.2 Prohibited Conduct

Party B and its personnel shall conduct business with Party A in compliance with applicable laws and regulations, and expressly agree to:

(1) Refrain from offering cash gifts, negotiable securities, valuable items, kickbacks, commissions, or "gratitude fees" to Party A’s personnel.

(2) Refrain from reimbursing personal expenses of Party A’s personnel.

(3) Refrain from providing favors such as housing renovations, wedding/funeral assistance, job placements for family members, or travel arrangements.

(4) Refrain from gifting communication tools, vehicles, luxury office supplies, or other material benefits.

(5) Refrain from inviting Party A’s personnel to banquets, trips, or entertainment that may compromise their impartiality.

(6) Refrain from promising post-hoc benefits or providing any form of improper advantage.

(7) Refrain from offering rebates, service fees, or other illicit incentives.

(8) Refrain from obtaining Party A’s trade secrets through unfair means or participating in collusive bidding.

(9) Refrain from privately negotiating contract terms or business matters without authorization.

(10) Refrain from colluding with Party A’s personnel to engage in unethical activities.

(11) Refrain from any other bribery or actions detrimental to Party A’s interests.

(12) Improper benefits include but are not limited to: cash, gifts, stocks, bonds, travel expenses, employment/project opportunities, luxury goods, real estate, debt relief, loans, special privileges, and any tangible/intangible benefits.

6.3 Penalties for Violations

If Party B violates any terms herein, Party A may take the following actions, which Party B unconditionally accepts:

(1) Pre-contract discovery: Terminate Party B’s participation in the business activity.

(2) Post-contract discovery:

Deem it a material breach;

Impose a penalty of 30% of the total contract value;

Terminate the Agreement and claim damages;

Report severe cases to judicial authorities (Party B must cooperate in investigations).

(3) Monetary/material violations: Impose a fine of 20 times the value of the bribe.

(4) Post-activity discovery: Apply penalties per (2) and (3) retroactively.

(5) All penalties shall be paid within 10 days of notice or deducted from payments due to Party B.

6.4 Severability

This clause constitutes an independent and legally binding obligation. Its validity shall not be affected by the invalidity of other contractual terms.

Article 7: Miscellaneous Provisions

7.1 Taxes and Fees

All taxes and fees related to this Agreement shall be borne by each party in accordance with applicable laws and regulations. If no legal provisions exist, such costs shall be shared equally.

7.2 Notices

(1) Notices or documents under this Agreement shall be delivered in writing to the addresses and contact details specified herein. Notices sent by mail shall be deemed served on the third day after mailing.

(2) Any changes to addresses, contacts, or phone numbers must be notified in writing promptly.

(3) The addresses listed herein constitute the legal service addresses for arbitration or litigation proceedings arising from this Agreement.

(4) During the lease term, the Premises shall serve as Party B’s valid notice address. Party A may post notices on the Premises’ doors, walls, or windows, which shall be deemed received by Party B on the posting date.

7.3 Effectiveness and Amendments

This Agreement becomes effective upon signature or seal by both parties. Unaddressed matters may be resolved through supplementary agreements, which shall have the same legal effect as this Agreement. All attachments are integral parts of this Agreement.

7.4 Business License Cancellation

Party B must deregister its business license linked to the Premises within one month after vacating. Failure to comply renders Party B fully liable for legal consequences and Party A’s financial losses.

7.5 Dispute Resolution

Disputes shall first be resolved through negotiation. If unresolved, either party may submit the dispute to Xiamen Arbitration Commission for arbitration.

7.6 Copies

This Agreement is executed in two original counterparts, with each party holding one copy. Both copies have equal legal validity.

(This page is the signature page for Contract No.: FSFDC-HT-2024-007 "Lease Agreement")

Party A: Xiamen Fengsheng Real Estate Agency Co., Ltd.
Authorized Representative:
Contact Number: 0592-2219262

Party B: Xiamen Star Fashion Culture Media Co., Ltd.
Authorized Representative:
Contact Number:

乙方：厦门星际时尚文化传媒有限公司
法定代表人或授权代表：
联系方式：

Date: April 29, 2024

**Attachments:**

1. Schedule of Rent Payments During the Lease Term
2. Schedule of Initial Payments
3. Floor Plan of the Leased Premises
4. Party B's Valid Certificates (Business License, ID Card) (Stamped)

**Attachment 1: Schedule of Rent Payments**

| Start Date | End Date | Floor Area (㎡) | Escalation Method | Unit Price (RMB/㎡) | Payment Due Date | Rent (RMB) |
|---|---|---|---|---|---|---|
| May 1, 2024 | July 31, 2024 | 33 | None | 60 | April 20, 2024 | 5,940 |
| August 1, 2024 | October 31, 2024 | | | | July 20, 2024 | 5,940 |
| November 1, 2024 | January 31, 2025 | | | | September 20, 2024 | 5,940 |
| February 1, 2025 | April 30, 2025 | | | | January 20, 2025 | 5,940 |
| **Total** | | | | | | **23,760** |

## Attachment 2: Schedule of Initial Payments

| Initial Payment Fee Schedule for Unit 1203, Jinlv Plaza | | | | | | |
|---|---|---|---|---|---|---|
| Fee Item | Unit Area (m²) | Rate (RMB/m² /month) | Period | Initial Payment (RMB) | Subtotal (RMB) | |
| Rent | 33 | 60 | 3 个月 | 5940 | 5940 | Account Name: Xiamen Fengsheng Real Estate Agency Co., Ltd. Bank: China Construction Bank Corporation, Xiamen Free Trade Zone Aviation Port Sub-Branch Account No.: 35101570201052513028 |
| Security Deposit | | 60 | Refundable upon contract expiration | Carried Forward | \ | |
| Property Management Fee | | 6 | 3 months | 594 | 594 | Account Name: Fujian Jiabang Property Management Co., Ltd. Bank: CCB Xiamen Branch Account No.: 3510 1535 0010 5988 8666 |
| Public Maintenance Fund | | 1 | 3 months | 99 | 99 | |
| Utility Deposit | | 15 | Refundable if no outstanding utility fees | Carried Forward | \ | |
| Total | | | | | 6633 | |
| Note: Property management fees and public maintenance fund charges shall be calculated from the lease commencement date. For details, refer to the Property Service Agreement. | | | | | | |

**Attachment 3: Floor Plan**


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